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WORLD OMNI 1997-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
NOVEMBER 30, 1997
                                                           Net Investment
Aggregate Net Investment Value                             Value                    99.8%

Original                                                   1,199,477,720.00         1,197,078,764.56
11/1/97                                                    1,199,477,720.00         1,197,078,764.56

Principal collections & reimbursement loss amount             16,911,528.01            16,877,704.95
11/30/97                                                   1,182,566,191.99         1,180,201,059.61

Certificate Balance @ 11/30/97                             1,199,477,720.00         1,197,078,764.56

                                                           Class A-1
                                                           Allocation               Certificate
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              21.31038%       250,000,000
11/1/97                                                               21.31038%       250,000,000

Principal collections & reimbursement loss amount                                      15,994,170
11/30/97                                                                              234,005,830

Certificate Balance @ 11/30/97                                        21.31038%       250,000,000

                                                           Class A-2
                                                           Allocation               Certificate
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              24.72004%       290,000,000
11/1/97                                                               24.72004%       290,000,000

Principal collections & reimbursement loss amount                                         171,518
11/30/97                                                                              289,828,482

Certificate Balance @ 11/30/97                                        24.72004%       290,000,000

                                                           Class A-3
                                                           Allocation               Certificate
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              24.72004%       290,000,000
11/1/97                                                               24.72004%       290,000,000

Principal collections & reimbursement loss amount                                         171,518
11/30/97                                                                              289,828,482

Certificate Balance @ 11/30/97                                        24.72004%       290,000,000

                                                           Class A-4
                                                           Percentage               Certificate
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              23.63729%       277,297,857
11/1/97                                                               23.63729%       277,297,857

Principal collections & reimbursement loss amount                                         164,005
11/30/97                                                                              277,133,852

Certificate Balance @ 11/30/97                                        23.63729%       277,297,857

                                                           Class B
                                                           Allocation               Certificate
Aggregate Net Investment Value                             Percentage               Balance

Original                                                               5.61224%        65,839,332
11/1/97                                                                5.61224%        65,839,332

Principal collections & reimbursement loss amount                                          38,940
11/30/97                                                                               65,800,392

Certificate Balance @ 11/30/97                                         5.61224%        65,839,332



Aggregate Net Investment Value                             Transferor Interest      Balance

Original                                                               2.00000%        23,941,575
11/1/97

Principal collections & reimbursement loss amount                      2.00000%           323,394
11/30/97                                                               2.00000%        23,604,021

Certificate Balance @ 11/30/97                                         2.00000%        23,941,575


Distributable Amounts                                      Total

Interest Distributable Amount                                  5,206,187.80
Principal Distributable Amount (1)                            16,169,703.54
Reimbursed Charged-off Amount (1)                                708,001.41
Reimbursed Residual Value Loss Amount                                  0.00
Reimbursed Additional Loss Amount                                      0.00

Total                                                         22,083,892.75

Distributable Amounts                                      Class A-1                %

Interest Distributable Amount                                  1,375,000.00
Principal Distributable Amount (1)                            15,846,309.47                    98.00000%
Reimbursed Charged-off Amount (1)                                147,860.22                    20.88417%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                         17,369,169.69

Distributable Amounts                                      Class A-2                %

Interest Distributable Amount                                  1,631,250.00
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                171,517.87                    24.22564%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          1,802,767.87

Distributable Amounts                                      Class A-3                %

Interest Distributable Amount                                  1,655,416.67
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                171,517.87                    24.22564%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          1,826,934.54

Distributable Amounts                                      Class A-4                %

Interest Distributable Amount                                  1,594,462.68
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                164,005.34                    23.16455%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          1,758,468.02

Distributable Amounts                                      Class B                  %

Interest Distributable Amount                                    400,522.60
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                 38,940.08                     5.50000%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                            439,462.68

Distributable Amounts                                      Transferor Interest      %

Interest Distributable Amount                                    143,998.53
Principal Distributable Amount (1)                               323,394.07                     2.00000%
Reimbursed Charged-off Amount (1)                                      0.00                     0.00000%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                            467,392.60

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Certificate Factors                                        Series A-1               Series A-2

                                                11/1/97              100.0000000%             100.0000000%
                                                11/30/97             100.0000000%             100.0000000%

Certificate Factors                                        Series A-3               Series A-4

                                                11/1/97              100.0000000%             100.0000000%
                                                11/30/97             100.0000000%             100.0000000%

Certificate Factors                                        Series B

                                                11/1/97              100.0000000%
                                                11/30/97             100.0000000%

Pool Data                                                   11/1/97                 $

Number of Loans                                                   54,390
Prepayments                                                          199                4,296,291.85
Scheduled Terminations                                                 0                        0.00
Charge-Offs                                                          108                2,179,559.08
Weighted Ave APR                                                       9.38%


Pool Data                                                  11/30/97                 $

Number of Loans                                                   54,834
Prepayments                                                          212                4,475,854.23
Scheduled Terminations                                                 0                        0.00
Charge-Offs                                                          101                2,054,870.25
Weighted Ave APR                                                       9.38%


Account Balances                                           Pay Ahead                Advance                  Reserve Fund

Balance as of  11/01/97                                        2,351,475.18               330,102.88            11,970,788.00
Balance as of  11/30/97                                        1,743,870.33               383,782.06            11,970,788.00
Change                                                          (607,604.85)               53,679.18                     0.00
Required Amount (withdrawl from reserve)                                                                                 0.00
Reserve Fund Requirement                                                                                        11,970,788.00
Reserve Fund Supplement Requirement                                                                                      0.00

Residual Value Surplus Account

Beginning Balance 11/01/97                                             0.00
Deposits                                                               0.00
Withdrawls                                                             0.00
Ending Balance 11/30/97                                                0.00




Distribution per $1,000                                                             Total

Total Distribution Amount                                                                       4.34907707

Interest Distribution Amount                                                                    4.34907707
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                              -----

Distribution per $1,000                                                             Class A-1

Total Distribution Amount                                                                       5.50000000

Interest Distribution Amount                                                                    5.50000000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000


Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                              -----

Distribution per $1,000                                                             Class A-2

Total Distribution Amount                                                                       5.62500000

Interest Distribution Amount                                                                    5.62500000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                              -----


Distribution per $1,000                                                             Class A-3

Total Distribution Amount                                                                       5.70833333

Interest Distribution Amount                                                                    5.70833333
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                              -----


Distribution per $1,000                                                             Class A-4

Total Distribution Amount                                                                       5.75000000

Interest Distribution Amount                                                                    5.75000000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                              -----


Distribution per $1,000                                                             Class B

Total Distribution Amount                                                                       6.08333330

Interest Distribution Amount                                                                    6.08333330
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Transferor                                               -----
Transferor Interest not paid to Transferor                                                -----

Unpaid Class B Principal Carryover Shortfall                                                    0.00000000


Distribution per $1,000                                                             Transferor Interest

Total Distribution Amount                                                                       6.01458060

Interest Distribution Amount                                                                    6.01458060
Carryover Shortfall                                                                       -----
Prior Carryover Shortfall                                                                 -----

Total Carryover Shortfall                                                                 -----


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                              -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                 -----
Unpaid Principal Loss Interest Amount                                                     -----

Transferor Principal not paid to Transferor                                                     0.00000000
Transferor Interest not paid to Transferor                                                      0.00000000

Unpaid Class B Principal Carryover Shortfall                                              -----



Servicing Fee                                                                       Total

Amount of Servicing Fee Paid                                                              999,564.77
Total Unpaid                                                                                    0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                       405,405.00
SUBI                                                                                            0.00
                                                                                          405,405.00


Securitization Trustee Expenses Paid  (1)                                                 239,036.00

Additional Loss Amounts (2)                                                                     0.00

(1)  Expenses greater than $50,000 are broken out as follows: Contingent and Excess Insurance for
UTI $405,405, for Securitization Trust $239,036.
(2)  Broken out as follows:

CHARGE-OFF RATE                                            September                October                  November





Outstanding                                                    2,004,669.71             2,179,559.08             2,054,870.25
Balance

Net
Liquidation                                                    1,317,355.85             1,479,394.90             1,232,385.42
Proceeds

Average
Aggregate
Net Investment                                             1,199,477,720.00         1,199,477,720.00         1,199,477,720.00
Value

Annualized
Average
Charge-Off                                                             0.69%                    0.70%                    0.82%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                        0.74%

DELINQUENCY RATE
                                                           #                                                 $

Past Due 31-60 days                                                  765                                        15,739,509
Past Due 61-90 days                                                  128                                         2,697,484
Past Due 91 + days                                                    34                                           777,899

 Total                                                               927                                        19,214,892

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                           Delinquent               Current                  Delinquency
                                                           Contracts                Contracts                Rate
                                                           (> 60 days)



September                                                            167                   53,967                        0.31%
October                                                              140                   54,390                        0.26%
November                                                             162                   54,834                        0.30%

                                                                                                                 0.29%
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